                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (Date of earliest event reported)JUNE 8, 2006


AMERICAN EXPRESS RECEIVABLES FINANCING       AMERICAN EXPRESS RECEIVABLES FINANCING       AMERICAN EXPRESS RECEIVABLES FINANCING
            CORPORATION II                            CORPORATION III LLC                           CORPORATION IV LLC

      (as Originators of the American Express Credit Account Master Trust)
      --------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)
                                  on behalf of
                  AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST


   DELAWARE      13-3854638   333-130508-03    DELAWARE       20-0942395     333-130508     DELAWARE      20-0942445   333-130508-02
   (State or      (I.R.S.     (Commission     (State or        (I.R.S.       (Commission    (State or       (I.R.S.    (Commission
     Other        Employer    File Number)      Other          Employer      File Number)      Other        Employer    File Number)
 Jurisdiction  Identification               Jurisdiction   Identification                 Jurisdiction  Identification
      of          Number)                         of           Number)                         of           Number)
 Incorporation                              Incorporation                                 Incorporation
      or                                          or                                           or
 Organization)                              Organization)                                 Organization)

        200 VESEY STREET, ROOM 138                  4315 SOUTH 2700 WEST, ROOM 1900            4315 SOUTH 2700 WEST, ROOM 1900
            MAIL STOP 01-31-12                            MAIL STOP 02-01-50                          MAIL STOP 02-01-56
         NEW YORK, NEW YORK 10285                     SALT LAKE CITY, UTAH 84184                  SALT LAKE CITY, UTAH 84184
              (212) 640-2000                                (801) 945-2030                              (801) 945-2068

                                         (Address, Including Zip Code, and Telephone Number,
                                Including Area Code, of each Registrant's Principal Executive Offices)

                    N/A                                            N/A                                          N/A
(Former Name or Former Address, if Changed     (Former Name or Former Address, if Changed        (Former Name or Former Address, if
            Since Last Report)                             Since Last Report)                        Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01. On June 14, 2006, American Express Credit Account Master Trust expects to issue Class A Floating Rate Asset Backed Certificates, Series 2006-1 and Class B Floating Rate Asset Backed Certificates, Series 2006-1 (the "SERIES 2006-1 CERTIFICATES").

                  On June 14, 2006, American Express Credit Account Master Trust expects to issue Class A Asset Backed Certificates, Series 2006-2 and Class B Asset Backed Certificates, Series 2006-2 (the "SERIES 2006-2 CERTIFICATES" and, together with the Class 2006-1 Certificates, the "Certificates").

                  Copies of the opinions of American Express Receivables Financing Corporation II, American Express Receivables Financing Corporation III LLC and American Express Receivables Financing Corporation IV LLC with respect to legality of the Certificates and copies of the opinions of Orrick, Herrington & Sutcliffe LLP with respect to certain federal tax matters, together with related consents of American Express Receivables Financing Corporation II, American Express Receivables Financing Corporation III LLC and American Express Receivables Financing Corporation IV LLC and Orrick, Herrington & Sutcliffe LLP to the incorporation by reference of such opinions as exhibits to the Registration Statement, are filed as Exhibits to this Report.

Item 9.01.

                  (a) Not applicable

                  (b) Not applicable

                  (c) Not applicable

                  (d) Exhibits: The following are filed as Exhibits to this
Report:


Exhibit
Number
------

5.1 Opinion of American Express Receivables Financing Corporation II, American Express Receivables Financing Corporation III LLC and American Express Receivables Financing Corporation IV LLC with respect to legality.

5.2 Opinion of American Express Receivables Financing Corporation II, American Express Receivables Financing Corporation III LLC and American Express Receivables Financing Corporation IV LLC with respect to legality.

8.1 Opinion of Orrick, Herrington & Sutcliffe LLP with respect to certain tax matters.

8.2 Opinion of Orrick, Herrington & Sutcliffe LLP with respect to certain tax matters.

23.1 Consent of American Express Receivables Financing Corporation II (included in opinion filed as Exhibit 5.1).

23.2 Consent of American Express Receivables Financing Corporation III LLC (included in opinion filed as Exhibit 5.1).

23.3 Consent of American Express Receivables Financing Corporation IV LLC (included in opinion filed as Exhibit 5.1).

23.4 Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as Exhibit 8.1).

23.5 Consent of American Express Receivables Financing Corporation II (included in opinion filed as Exhibit 5.2).

23.6 Consent of American Express Receivables Financing Corporation III LLC (included in opinion filed as Exhibit 5.2).

23.7 Consent of American Express Receivables Financing Corporation IV LLC (included in opinion filed as Exhibit 5.2).

23.8 Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as Exhibit 8.2).

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                AMERICAN EXPRESS RECEIVABLES FINANCING
                                CORPORATION II,

                                as originator of the Trust and Co-Registrant and as Transferor on behalf of the Trust as Co-Registrant


                                By: /s/ Maureen Ryan
                                    --------------------------------------------
                                Name:  Maureen Ryan
                                Title: President

                                AMERICAN EXPRESS RECEIVABLES FINANCING
                                CORPORATION III LLC,

                                as originator of the Trust and Co-Registrant and as Transferor on behalf of the Trust as Co-Registrant


                                By: /s/ Andrea J. Moss
                                    --------------------------------------------
                                Name:  Andrea J. Moss
                                Title: President

                                AMERICAN EXPRESS RECEIVABLES FINANCING
                                CORPORATION IV LLC,

                                as originator of the Trust and Co-Registrant and as Transferor on behalf of the Trust as Co-Registrant


                                By: /s/ Daniel L. Follett
                                    --------------------------------------------
                                Name:  Daniel L. Follett
                                Title: President

                                  EXHIBIT INDEX



EXHIBIT 5.1

Opinion of American Express Receivables Financing Corporation II, American Express Receivables Financing Corporation III LLC and American Express Receivables Financing Corporation IV LLC with respect to legality

EXHIBIT 5.2

Opinion of American Express Receivables Financing Corporation II, American Express Receivables Financing Corporation III LLC and American Express Receivables Financing Corporation IV LLC with respect to legality

EXHIBIT 8.1

Opinion of Orrick, Herrington & Sutcliffe LLP with respect to certain tax matters

EXHIBIT 8.2

Opinion of Orrick, Herrington & Sutcliffe LLP with respect to certain tax matters

EXHIBIT 23.1

Consent of American Express Receivables Financing Corporation II (included in opinion filed as Exhibit 5.1).

EXHIBIT 23.2

Consent of American Express Receivables Financing Corporation III LLC (included in opinion filed as Exhibit 5.1).

EXHIBIT 23.3

Consent of American Express Receivables Financing Corporation IV LLC (included in opinion filed as Exhibit 5.1)

EXHIBIT 23.4

Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as
Exhibit 8.1)

EXHIBIT 23.5

Consent of American Express Receivables Financing Corporation II (included in opinion filed as Exhibit 5.2).

EXHIBIT 23.6

Consent of American Express Receivables Financing Corporation III LLC (included in opinion filed as Exhibit 5.2).

EXHIBIT 23.7

Consent of American Express Receivables Financing Corporation IV LLC (included in opinion filed as Exhibit 5.2)

EXHIBIT 23.8

Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as
Exhibit 8.2)